UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 04, 2024

CCC Intelligent Solutions Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39447	98-1546280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 N. Green Street, 9th Floor
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 621-8070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

CCC Intelligent Solutions Holdings Inc. (the “Company”) reaffirms its financial guidance for the third quarter of fiscal year 2024, as provided in a press release issued July 30, 2024, that was previously furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 30, 2024.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company is announcing today the retirement of Mary Jo Prigge and the departure of Michael Silva. As a result, the Company is consolidating their roles in order to streamline its operations in continued support of its customers and to deliver on our expected long-term growth. An executive search has been initiated to find a leader for this new consolidated role.

Retirement of Mary Jo Prigge

Mary Jo Prigge, Executive Vice President, Chief Service Delivery Officer of the Company notified the Company that she will retire from her role with the Company no later than December 31, 2024. We expect that, following her retirement from this role, Ms. Prigge will continue in a part-time advisory capacity to senior management.

The Company thanks Ms. Prigge for her contributions and 26 years of service to the Company, its employees and its customers, and for her material contributions to CCC’s successes, delivering operational excellence and a high net promoter score.

Departure of Michael Silva

Michael Silva, Executive Vice President, Chief Commercial & Customer Success Officer of the Company will be departing the Company due to role elimination effective no later than December 31, 2024.

The Company thanks Mr. Silva for his contributions and service as a business leader and partner to the Company, its employees and its customers.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this report will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including risks related to management succession planning and those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this report represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC Intelligent Solutions Holdings Inc.

Date:	October 4, 2024	By:	/s/ Brian Herb
		Name:	Brian Herb
		Title:	Executive Vice President, Chief Financial and Administrative Officer